                                               Filed Pursuant to Rule 497(e)
                                               Registration File No.: 33-62158


                                                           [MORGAN STANLEY LOGO]


Morgan Stanley Limited Term Municipal Trust

A mutual fund that seeks to provide a high level of current income that is exempt from federal income tax, consistent with the preservation of capital and prescribed standards of quality and maturity


[GRAPHIC OMITTED]



                                                        Prospectus May 31, 2002

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                           Contents


 The Fund                  INVESTMENT OBJECTIVE .............................. 1

                           PRINCIPAL INVESTMENT STRATEGIES ................... 1

                           PRINCIPAL RISKS ................................... 2

                           PAST PERFORMANCE .................................. 4

                           FEES AND EXPENSES ................................. 5

                           ADDITIONAL INVESTMENT STRATEGY INFORMATION ........ 6

                           ADDITIONAL RISK INFORMATION ....................... 6

                           FUND MANAGEMENT ................................... 7


 Shareholder Information   PRICING FUND SHARES ............................... 8

                           HOW TO BUY SHARES ................................. 8

                           HOW TO EXCHANGE SHARES ............................ 9

                           HOW TO SELL SHARES ................................11

                           DISTRIBUTIONS .....................................13

                           TAX CONSEQUENCES ..................................13


 Financial Highlights       ..................................................15


 Morgan Stanley Funds       .................................. INSIDE BACK COVER


                  THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUND. PLEASE READ IT CAREFULLY AND KEEP IT FOR FUTURE REFERENCE.

THE FUND


[GRAPHIC OMITTED]

INVESTMENT OBJECTIVE
--------------------

Morgan Stanley Limited Term Municipal Trust seeks to provide a high level of current income that is exempt from federal income tax, consistent with the preservation of capital and prescribed standards of quality and maturity.


[GRAPHIC OMITTED]

PRINCIPAL INVESTMENT STRATEGIES
-------------------------------

(sidebar)
INCOME
An investment objective having the goal of selecting securities to pay out income rather than rise in price.
(end sidebar)

The Fund will normally invest at least 80% of its assets in intermediate-term securities that pay interest exempt from federal income taxes. This policy is fundamental and may not be changed without shareholder approval. The Fund's "Investment Manager," Morgan Stanley Investment Advisors Inc., generally invests the Fund's assets in municipal obligations. Municipal obligations are bonds, notes or short-term commercial paper issued by state governments, local governments and their respective agencies. In deciding which securities to buy, hold or sell, the Investment Manager considers market, economic and political conditions. At least 75% of the Fund's net assets will be invested in municipal obligations with the following ratings at the time of purchase:

o municipal bonds  --        within the three highest grades by Moody's
                             Investors Service Inc. ("Moody's"), Standard &
                             Poor's Corporation ("S&P"), or Fitch IBCA, Inc.
                             ("Fitch");

o municipal notes   --       within the two highest grades or, if not rated,
                             have outstanding bonds within the three highest grades by Moody's, S&P or Fitch; and

o municipal
  commercial paper --        within the highest grade by Moody's, S&P or
                             Fitch.

The Fund also may invest up to 25% of its net assets in municipal securities rated within the fourth highest grade by Moody's, S&P or Fitch, or if not rated, as determined by the Investment Manager to be of comparable quality.

The municipal obligations in the Fund's portfolio will have an anticipated average dollar-weighted maturity range of 7 to 10 years, with a maximum average dollar-weighted maturity of 12 years. At least 80% of the Fund's net assets will have a maturity of 15 years or less.

The Fund may invest up to 10% of its net assets in inverse floating rate municipal obligations. The interest rates on these obligations generally move in the reverse direction of market interest rates. If market interest rates fall, the interest rate on the obligations will increase and if market interest rates increase, the interest rate on the obligations will fall.

The Fund may invest any amount of its assets in securities that pay interest income subject to the "alternative minimum tax," and some taxpayers may have to pay tax on a Fund distribution of this income. The Fund therefore may not be a suitable investment for these investors. See the "Tax Consequences" section for more details.

Municipal obligations typically are "general obligation" or "revenue" bonds, notes or commercial paper. General obligation securities are secured by the issuer's faith and credit, including its taxing power for payment of principal and interest. Revenue securities, however, are generally payable from a specific revenue source. They are issued to fund a wide variety of public and private projects in sectors such as public utilities, hospitals, housing, airports and highways, and educational facilities. The Fund's municipal obligation investments may include zero coupon securities, which are purchased at a discount and accrue interest, but make no payments until maturity.

In addition, the Fund may invest in private activity bonds and lease obligations. Lease obligations may take the form of a lease or an installment purchase contract issued by public authorities to acquire a wide variety of equipment and facilities. Private activity bonds are issued by, or on behalf of, public authorities to finance privately operated facilities.

In pursuing the Fund's investment objective, the Investment Manager has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis -- and which investment strategies it uses. For example, the Investment Manager in its discretion may determine to use some permitted investment strategies while not using others.


[GRAPHIC OMITTED]

PRINCIPAL RISKS
---------------

There is no assurance that the Fund will achieve its investment objective. The Fund's share price and yield will fluctuate with changes in the market value and/or yield of the Fund's portfolio securities. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.

CREDIT AND INTEREST RATE RISKS. A principal risk of investing in the Fund is associated with its municipal investments. Municipal obligations, like other debt securities, are subject to two types of risks: credit risk and interest rate risk.

Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. In the case of revenue bonds, notes or commercial paper, for example, the credit risk is the possibility that the user fees from a project or other specified revenue sources are insufficient to meet interest and/or principal payment obligations. The issuers of private activity bonds, used to finance such projects as industrial development and pollution control facilities, also may be negatively impacted by the general credit of the user of the project. In addition, the Fund may invest in securities with the lowest investment grade rating. These securities may have speculative characteristics.

Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. As a general illustration of the relationship between fixed-income securities and interest rates, the following table shows how interest rates affect bond prices.

HOW INTEREST RATES AFFECT BOND PRICES
---------------------------------------------------------------------
                                 PRICE PER $1,000 OF A MUNICIPAL BOND
                                         IF INTEREST RATES:
                                 -----------------------------------
                                    INCREASE*        DECREASE**
                                 -----------------------------------
YEARS TO      BOND
MATURITY    MATURITY    COUPON      1%      2%       1%        2%
--------------------------------------------------------------------
 1           2002       1.78%      $990    $981    $1,010      N/A
--------------------------------------------------------------------
 5           2006       3.58%      $956    $914    $1,046    $1,096
--------------------------------------------------------------------
 10          2011       4.44%      $924    $854    $1,084    $1,177
--------------------------------------------------------------------
 20          2021       5.13%      $885    $789    $1,135    $1,296
--------------------------------------------------------------------
 30          2031       5.24%      $865    $756    $1,169    $1,382
--------------------------------------------------------------------

Source: Municipal Market Data (a division of Thomson Financial Municipal Group): "Aaa" yield curve as of 12/31/01.

 * Assumes no effect from market discount calculation.

** Assumes bonds are non-callable.

In addition, the table is an illustration and does not represent expected yields or share price changes of any Morgan Stanley mutual fund.

PRIVATE ACTIVITY BONDS. The issuers of private activity bonds in which the Fund may invest may be negatively impacted by conditions affecting either the general credit of the user of the private activity project or the project itself. Conditions such as regulatory and environmental restrictions and economic downturns may lower the need for these facilities and the ability of users of the project to pay for the facilities. This could cause a decline in the Fund's value. The Fund's private activity bond holdings also may pay interest subject to the alternative minimum tax. See the "Tax Consequences" section for more details.

LEASE OBLIGATIONS. Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer) have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional and statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing "non-appropriation" clauses are dependent on future legislative actions. If these legislative actions do not occur, the holders of the lease obligation, such as the Fund, may experience difficulty in exercising their rights, including disposition of the property.

INVERSE FLOATING RATE MUNICIPAL OBLIGATIONS. The inverse floating rate municipal obligations in which the Fund may invest are typically created through a division of a fixed rate municipal obligation into two separate instruments, a short-term obligation and a long-term obligation. The interest rate on the short-term obligation is set at periodic auctions. The interest rate on the long-term obligation is the rate the issuer would have paid on the fixed income obligation: (i) plus the difference between such fixed rate and the rate on the short-term obligation, if the short-term rate is lower than the fixed rate; or (ii) minus such difference if the interest rate on the short-term obligation is higher than the fixed rate. Inverse floating rate municipal obligations offer the potential for higher income than is available from fixed rate obligations of comparable maturity and credit rating. They also carry greater risks. In particular, the prices of inverse floating rate municipal obligations are more volatile, i.e., they increase and decrease in response to changes in interest rates to a greater extent than comparable fixed rate obligations.

Other Risks. The performance of the Fund also will depend on whether the Investment Manager is successful in applying the Fund's investment strategies. For more information about these risks, see the "Additional Risk Information" section.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.


[GRAPHIC OMITTED]

PAST PERFORMANCE
----------------

The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

(sidebar)
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Fund's shares has varied from year to year over the past 8 calendar years.
(end sidebar)


ANNUAL TOTAL RETURNS -- CALENDAR YEARS

[GRAPHIC OMITTED]

Year           1994    1995     1996    1997    1998    1999    2000    2001
--------------------------------------------------------------------------------
Percentage   -7.95%    16.72%   3.17%   6.46%   5.10%  -1.06%   7.48%   4.34%

 Year-to-date total return as of March 31, 2002 was 0.69%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 6.78% (quarter ended March 31, 1995) and the lowest return for a calendar quarter was -5.50% (quarter ended March 31, 1994).

(sidebar)
AVERAGE ANNUAL
TOTAL RETURNS
This table compares the Fund's average annual total returns with those of a broad measure of market performance over time. The Fund's returns assume you sold your shares at the end of each period (unless otherwise noted).
(end sidebar)

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)
------------------------------------------------------------------------------------------------------
                                                                                        LIFE OF FUND
                                                      PAST 1 YEAR     PAST 5 YEARS     (SINCE 7/12/93)
------------------------------------------------------------------------------------------------------
 Limited Term Municipal Trust -- Returns Before
 Taxes                                                   4.34%           4.42%             4.40%
 ------------------------------------------------------------------------------------------------------
 Limited Term Municipal Trust -- Returns After
 Taxes on Distributions(1)                               4.34%           4.42%             4.40%
 ------------------------------------------------------------------------------------------------------
 Limited Term Municipal Trust -- Returns After
 Taxes on Distributions and Sale of Fund Shares          4.09%           4.33%             4.34%
 ------------------------------------------------------------------------------------------------------
 Lehman Brothers Municipal Bond Index (10-year)(2)       4.62%           5.94%             5.95%(3)
------------------------------------------------------------------------------------------------------

1 These returns do not reflect any tax consequences from a sale of your shares at the end of each period but they do reflect any applicable sales charges on such a sale.

2 The Lehman Brothers Municipal Bond Index (10-year) measures the performance of municipal bonds rated at least Baa+ by Moody's Investors Service, Inc. and with maturities ranging between 8 and 12 years. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

3 For the period July 31, 1993 to December 31, 2001.

The above table shows the after tax returns for the Fund. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investors tax situation and may differ from those shown.

[GRAPHIC OMITTED]

FEES AND EXPENSES
-----------------

(sidebar)
ANNUAL FUND
OPERATING EXPENSES
These expenses are deducted from the Fund's assets and are based on expenses paid for the fiscal year ended March 31, 2002.
(end sidebar)

The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is a no-load fund. The Fund does not impose any sales charges and does not impose account or exchange fees.

ANNUAL FUND OPERATING EXPENSES
-----------------------------------------------------
Management fee                                0.50%
-----------------------------------------------------
Distribution and service (12b-1) fees         None
-----------------------------------------------------
Other expenses                                0.32%
-----------------------------------------------------
Total annual Fund operating expenses          0.82%
-----------------------------------------------------

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.

                              EXPENSES OVER TIME
                   --------------------------------------
                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
                   --------------------------------------
                     $84     $262       $455     $1,014
                   --------------------------------------

[GRAPHIC OMITTED]

ADDITIONAL INVESTMENT STRATEGY INFORMATION
------------------------------------------

This section provides additional information relating to the Fund's principal investment strategies.

DEFENSIVE INVESTING. The Fund may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Fund may invest any amount of its assets in taxable money market instruments when the Investment Manager believes it is advisable to do so. Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the Fund's ability to provide tax-exempt income and reducing the benefit from any upswing in the market. When the Fund takes a defensive position, it may not achieve its investment objective.

The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment. Subsequent percentage changes that result from market fluctuations will generally not require the Fund to sell any portfolio security. However, the Fund may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. The Fund may change its principal investment strategies without shareholder approval except as indicated above; however, you would be notified of such changes.


[GRAPHIC OMITTED]

ADDITIONAL RISK INFORMATION
---------------------------

This section provides additional information relating to the principal risks of investing in the Fund.

BOND INSURANCE RISK. Many of the municipal obligations the Fund invests in will be covered by insurance at the time of issuance or at a later date. Such insurance covers the remaining term of the security. Insured municipal obligations would generally be assigned a lower rating if the rating were based primarily on the credit quality of the issuer without regard to the insurance feature. If the claims-paying ability of the insurer were downgraded, the ratings on the municipal obligations it insures may also be downgraded.

[GRAPHIC OMITTED]

FUND MANAGEMENT
---------------

(sidebar)
MORGAN STANLEY
INVESTMENT ADVISORS INC.
The Investment Manager is widely recognized as a leader in the mutual fund industry and together with Morgan Stanley Services Company Inc., its wholly-owned subsidiary, had approximately $130 billion in assets under management as of April 30, 2002.
(end sidebar)

The Fund has retained the Investment Manager -- Morgan Stanley Investment Advisors Inc. -- to provide administrative services, manage its business affairs and invest its assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its address is 1221 Avenue of the Americas, New York, NY 10020.

The Fund is managed by the Municipal Fixed-Income team. Current members of the team include James F. Willison, a Managing Director of the Investment Manager, Joseph R. Arcieri, an Executive Director of the Investment Manager and Robert
W. Wimmel, a Vice President of the Investment Manager.

The Fund pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Manager. The fee is based on the Fund's average daily net assets. For the fiscal year ended March 31, 2002, the Fund accrued total compensation to the Investment Manager amounting to 0.50% of the Fund's average daily net assets.

SHAREHOLDER INFORMATION


[GRAPHIC OMITTED]

PRICING FUND SHARES
-------------------

The price of Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities.

The net asset value per share of the Fund is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The Fund's portfolio securities (except for short-term taxable debt securities and certain other investments) are valued by an outside independent pricing service. The service uses a computerized grid matrix of tax-exempt securities and its evaluations in determining what it believes is the fair value of the portfolio securities. The Fund's Board of Trustees believes that timely and reliable market quotations are generally not readily available to the Fund to value tax-exempt securities and the valuations that the pricing service supplies are more likely to approximate the fair value of the securities.

Short-term debt portfolio securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.


[GRAPHIC OMITTED]

HOW TO BUY SHARES
-----------------

(sidebar)
CONTACTING A FINANCIAL ADVISOR
If you are new to the Morgan Stanley Funds and would like to contact a Financial Advisor, call toll-free 1-866-MORGAN8 for the telephone number of the Morgan Stanley office nearest you. You may also access our office locator on our Internet site at: www.morganstanley.com/funds
(end sidebar)

You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. You may also purchase shares directly by calling the Fund's transfer agent and requesting an application.


When you buy Fund shares, the shares are purchased at the next share price calculated after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. We reserve the right to reject any order for the purchase of Fund shares.

(sidebar)
EASYINVEST(SM)
A purchase plan that allows you to transfer money automatically from your checking or savings account or from a Money Market Fund on a semi-monthly, monthly or quarterly basis. Contact your Morgan Stanley Financial Advisor for further information about this service.
(endsidebar)

MINIMUM INVESTMENT AMOUNTS
-----------------------------------------------------------
                                     MINIMUM INVESTMENT
                                  -------------------------
INVESTMENT OPTIONS                 INITIAL      ADDITIONAL
-----------------------------------------------------------
 Regular accounts                   $1,000         $100
-----------------------------------------------------------
 EasyInvest(SM)
 (Automatically from your
 checking or savings account
 or Money Market Fund)                $100*        $100*
-----------------------------------------------------------

*     Provided your schedule of investments totals $1,000 in twelve months.


There is no minimum investment amount if you purchase Fund shares through: (1) the Investment Manager's mutual fund asset allocation plan, (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services, (3) certain investment programs approved by the Fund's distributor that do not charge an asset-based fee, or (4) employer-sponsored employee benefit plan accounts.

SUBSEQUENT INVESTMENTS SENT DIRECTLY TO THE FUND. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:

o Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, and the investment amount. The letter must be signed by the account owner(s).

o Make out a check for the total amount payable to: Morgan Stanley Limited Term Municipal Trust.

o Mail the letter and check to Morgan Stanley Trust at P.O. Box 1040, Jersey City, NJ 07303.

PLAN OF DISTRIBUTION The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940. The Plan allows the Fund's distributor to pay distribution fees out of its own resources for the sale and distribution of Fund shares.


[GRAPHIC OMITTED]

HOW TO EXCHANGE SHARES
----------------------

Permissible Fund Exchanges. You may only exchange shares of the Fund for shares of other continuously offered Morgan Stanley Funds if the Fund shares were acquired in an exchange of shares initially purchased in a Multi-Class Fund or an FSC Fund (funds subject to a front-end sales charge). In that case, the shares may be subsequently re-exchanged for shares of the same Class of any Multi-Class Fund or FSC Fund or for shares of another No-Load Fund, a Money Market Fund, North American Government Income Trust or Short-Term U.S. Treasury Trust. Of course, if an exchange is not permitted, you may sell shares of the Fund and buy another Fund's shares with the proceeds.


See the inside back cover of this Prospectus for each Morgan Stanley Fund's designation as a Multi-Class Fund, FSC Fund, No-Load Fund or Money Market Fund. If a Morgan

Stanley Fund is not listed, consult the inside back cover of that fund's prospectus for its designation. For purposes of exchanges, shares of FSC Funds are treated as Class A shares of a Multi-Class Fund.

Exchanges may be made after shares of the fund acquired by purchase have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. The current prospectus for each fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into any new Morgan Stanley Fund during its initial offering period, or when shares of a particular Morgan Stanley Fund are not being offered for purchase.

Exchange Procedures. You can process an exchange by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Otherwise, you must forward an exchange privilege authorization form to the Fund's transfer agent -- Morgan Stanley Trust -- and then write the transfer agent or call (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Financial Advisor or other authorized financial representative, or by calling (800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.

An exchange to any Morgan Stanley Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the funds involved after the exchange instructions are accepted. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.

The Fund may terminate or revise the exchange privilege upon required notice. The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.

Telephone Exchanges. For your protection when calling Morgan Stanley Trust, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.

Telephone instructions will be accepted if received by the Fund's transfer agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.

MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.

Tax Considerations of Exchanges. If you exchange shares of the Fund for shares of another Morgan Stanley Fund there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares -- and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss.

You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.

LIMITATIONS ON EXCHANGES. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Funds may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. You will be notified in advance of limitations on your exchange privileges.

For further information regarding exchange privileges, you should contact your Morgan Stanley Financial Advisor or call (800) 869-NEWS.


[GRAPHIC OMITTED]

HOW TO SELL SHARES
------------------

You can sell some or all of your Fund shares at any time. Your shares will be sold at the next price calculated after we receive your order to sell as described below.



 OPTIONS             PROCEDURES
--------------------------------------------------------------------------------------------------------------------
 Contact Your        To sell your shares, simply call your Morgan Stanley Financial Advisor or other authorized
 Financial Advisor   financial representative.
                     -----------------------------------------------------------------------------------------------
[GRAPHIC OMITTED]    Payment will be sent to the address to which the account is registered, or deposited in your brokerage account.
--------------------------------------------------------------------------------------------------------------------
 By Letter           You can also sell your shares by writing a "letter of instruction" that includes:
                     o your account number;
[GRAPHIC OMITTED]    o the name of the Fund;
                     o the dollar amount or the number of shares you wish to sell; and
                     o the signature of each owner as it appears on the account.
                     -----------------------------------------------------------------------------------------------
                     If you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account, you will need a signature guarantee. You can generally obtain a signature guarantee from an eligible guarantor acceptable to Morgan Stanley
                     Trust. (You should contact Morgan Stanley Trust at (800) 869-NEWS for determination as to whether a particular institution is an eligible guarantor.)  A notary public cannot provide a signature guarantee. Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.
                     -----------------------------------------------------------------------------------------------
                     Mail the letter to Morgan Stanley Trust at P.O. Box 983, Jersey City, NJ 07303. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.
                     -----------------------------------------------------------------------------------------------
                     A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your instructions.
--------------------------------------------------------------------------------------------------------------------

 OPTIONS           PROCEDURES
------------------ --------------------------------------------------------------------------------------------
 Systematic        If your investment in all of the Morgan Stanley Funds has a total market value of at least
 Withdrawal Plan   $10,000, you may elect to withdraw amounts of $25 or more, or in any whole percentage of a fund's balance (provided the amount is at least $25), on a monthly, quarterly,
[GRAPHIC OMITTED]  semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you add a fund to the plan, you must meet the plan requirements.
                   -------------------------------------------------------------------------------------------
                   To sign up for the Systematic Withdrawal Plan, contact your Morgan Stanley Financial
                   Advisor or call (800) 869-NEWS. You may terminate or suspend your plan at any time.
                   Please remember that withdrawals from the plan are sales of shares, not Fund
                   "distributions," and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.
--------------------------------------------------------------------------------------------------------------

PAYMENT FOR SOLD SHARES. After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.

TAX CONSIDERATIONS. Normally, your sale of Fund shares is subject to federal and state income tax. You should review the "Tax Consequences" section of this Prospectus and consult your own tax professional about the tax consequences of a sale.

INVOLUNTARY SALES. The Fund reserves the right, on sixty days' notice, to sell the shares of any shareholder (other than shares held in an IRA or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EasyInvest(SM), if after 12 months the shareholder has invested less than $1,000 in the account.

However, before the Fund sells your shares in this manner, we will notify you and allow you sixty days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed.

MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.

[GRAPHIC OMITTED]

DISTRIBUTIONS
-------------

(sidebar)
TARGETED DIVIDENDS(SM)
You may select to have your Fund distributions automatically invested in another Morgan Stanley Fund that you own. Contact your Morgan Stanley Financial Advisor for further information about this service.
(endsidebar)

The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

Normally, income dividends are declared on each day the New York Stock Exchange is open for business and are distributed to shareholders monthly. Capital gains, if any, are usually distributed in June and December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.

Distributions are reinvested automatically in additional shares of the Fund and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, the Fund will mail a check to you no later than seven business days after the distribution is declared. However, if you purchase Fund shares through a Financial Advisor within three business days prior to the record date for the distribution, the distribution will automatically be paid to you in cash, even if you did not request to receive all distributions in cash. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Fund's transfer agent, Morgan Stanley Trust, at least five business days prior to the record date of the distributions.


[GRAPHIC OMITTED]

TAX CONSEQUENCES
----------------

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

You need to be aware of the possible tax consequences when:

o The Fund makes distributions; and

o You sell Fund shares, including an exchange to another Morgan Stanley Fund.

TAXES ON DISTRIBUTIONS. Your income dividend distributions are normally exempt from federal income taxes -- to the extent they are derived from municipal obligations. Income derived from other portfolio securities may be subject to federal, state and/or local income taxes.

Income derived from some municipal securities is subject to the federal "alternative minimum tax." Certain tax-exempt securities whose proceeds are used to finance private, for-profit organizations are subject to this special tax system that ensures that individuals pay at least some federal taxes. Although interest on these securities is generally exempt from federal income tax, some taxpayers who have many tax deductions or exemptions nevertheless may have to pay tax on the income.

If you borrow money to purchase shares of the Fund, the interest on the borrowed money is generally not deductible for personal income tax purposes.

If the Fund makes any capital gain distributions, those distributions will normally be subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. Any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund.

The Fund may derive gains in part from municipal obligations the Fund purchased below their principal or face values. All, or a portion, of these gains may be taxable to you as ordinary income rather than capital gains.


Every January, you will be sent a statement (IRS Form 1099-DIV) showing the distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.


TAXES ON SALES. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.


When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to a federal backup withholding tax (approximately 30% currently) on taxable distributions and sale proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).


This information has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.




                                                                    FOR THE YEAR ENDED MARCH 31,
----------------------------------------------------------------------------------------------------------------------
                                                    2002             2001           2000          1999          1998
----------------------------------------------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
----------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period              $10.37            $9.96        $10.34      $  10.26        $9.91
----------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
   Net investment income                             0.36             0.38          0.38          0.39         0.40
   Net realized and unrealized gain (loss)          (0.07)            0.41         (0.38)         0.08         0.35
                                                  -------          -------        -------      --------       -------
 Total income from investment operations             0.29             0.79          0.00          0.47         0.75
----------------------------------------------------------------------------------------------------------------------
 Less dividends from net investment income          (0.36)          ( 0.38)        (0.38)        (0.39)       (0.40)
----------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                    $10.30           $10.37         $9.96        $10.34       $10.26
----------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                       2.82%            8.14%         0.08%         4.68%        7.70%
----------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS:
----------------------------------------------------------------------------------------------------------------------
 Expenses                                            0.82%(1)         0.88%(1)      0.91%         0.86%(1)     0.83%
----------------------------------------------------------------------------------------------------------------------
 Net investment income                               3.45%(2)         3.78%         3.81%         3.75%        3.92%
----------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands          $70,934          $55,138       $44,237      $ 58,648      $57,500
----------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                               45%              24%            3%           29%        --
----------------------------------------------------------------------------------------------------------------------

 + Calculated based on the net asset value as of the last business day of the period.

(1) Does not reflect the effect of expense offset of 0.01%.

(2) Effective April 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, related to premiums and discounts on debt securities. The effect of this change for the year ended March 31, 2002 was to increase the ratio of net investment income to average net assets by 0.01%. The Financial Highlights data presented in this table for prior periods has not been restated to reflect this change.

Notes



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16

   Morgan Stanley Funds
--------------------------------------------------------------------------------

O    GLOBAL/INTERNATIONAL FUNDS

     Competitive Edge Fund - "Best Ideas" Portfolio

     European Growth Fund

     Fund of Funds - International Portfolio

     Global Dividend Growth Securities

     Global Utilities Fund

     International Fund

     International SmallCap Fund

     International Value Equity Fund

     Japan Fund

     Latin American Growth Fund

     Pacific Growth Fund


O    GROWTH FUNDS

     21st Century Trend Fund

     Aggressive Equity Fund

     All Star Growth Fund

     American Opportunities Fund

     Capital Growth Securities

     Developing Growth Securities Trust

     Financial Services Trust

     Growth Fund

     Health Sciences Trust

     Information Fund

     KLD Social Index Fund

     Market Leader Trust

     Mid-Cap Equity Trust

     Mid-Cap Value Fund

     Nasdaq-100 Index Fund

     Natural Resource Development Securities

     New Discoveries Fund

     Next Generation Trust

     Small Cap Growth Fund

     Special Value Fund

     Tax-Managed Growth Fund

     Technology Fund


O    GROWTH + INCOME FUNDS

     Balanced Growth Fund

     Balanced Income Fund

     Convertible Securities Trust

     Dividend Growth Securities

     Equity Fund

     Fund of Funds - Domestic Portfolio

     Income Builder Fund

     Real Estate Fund

     S&P 500 Index Fund

     S&P 500 Select Fund

     Strategist Fund

     Total Market Index Fund

     Total Return Trust

     Utilities Fund

     Value Fund

     Value-Added Market Series/Equity Portfolio

O    INCOME FUNDS

     Diversified Income Trust

     Federal Securities Trust

     High Yield Securities

     Intermediate Income Securities

     Liquid Asset Fund(MM)

     North American Government Income Trust

     Short-Term Bond Fund(NL)

     Short-Term U.S. Treasury Trust

     U.S. Government Money Market Trust(MM)

     U.S. Government Securities Trust


O    TAX-FREE INCOME FUNDS

     California Tax-Free Daily Income Trust(MM)

     California Tax-Free Income Fund

     Hawaii Municipal Trust(FSC)

     Limited Term Municipal Trust(NL)

     Multi-State Municipal Series Trust(FSC)

     New York Municipal Money Market Trust(MM)

     New York Tax-Free Income Fund

     Tax-Exempt Securities Trust

     Tax-Free Daily Income Trust(MM)


--------------------------------------------------------------------------------

  There may be funds created after this Prospectus was published. Please consult the inside back cover of a new fund's prospectus for its designations, e.g., Multi-Class Fund or Money Market Fund.

  Unless otherwise noted, each listed Morgan Stanley Fund, except for North American Government Income Trust and Short-Term U.S. Treasury Trust, is a Multi-Class Fund. A Multi-Class Fund is a mutual fund offering multiple Classes of shares. The other types of funds are: NL -- No-Load (Mutual) Fund; MM -- Money Market Fund; FSC -- A mutual fund sold with a front-end sales charge and a distribution (12b-1) fee.

Morgan Stanley Limited Term Municipal Trust
--------------------------------------------------------------------------------

-->  TICKER SYMBOL:
     DWLTX


--> ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS is available in the Fund's Annual and Semi-Annual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's Statement of Additional Information also provides additional information about the Fund. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of any of these documents, to request other information about the Fund, or to make shareholder inquiries, please call:
     (800) 869-NEWS

--> YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Financial Advisor or by visiting our Internet site at: www.morganstanley.com/funds


--> INFORMATION ABOUT THE FUND (including the Statement of Additional Information) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at (www.sec.gov) and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

















     (THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-7700)